
BROADBAND

Delivers Next Generation Broadband Network Solutions

Company Presentation

August 2005

Safe Harbor & Copyright

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation that are "forward-looking statements" are based on current expectations and assumptions that are subject to known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These statements include, among others, statements relating to Nayna's projected operating results (including the projected operating results associated with its pending acquisitions), the market for network solutions services and IT infrastructure management services, the integration of the products and service offerings of the companies to be acquired into Nayna Networks current product and service offerings, and the timeframe during which the mergers are expected to close. Actual results could differ materially because of factors such as: the ability to raise capital, the ability of Nayna to successfully close and integrate the services, technology and operations of its pending merger partners and to achieve planned synergies of such transactions, market acceptance of Nayna's current and planned products and services, the effect of general economic and market conditions, entry into markets with vigorous competition, technological shifts, and delays in product development and related product release schedules, any of which may cause revenues and income to fall short of anticipated levels.

All information in this presentation is as of the date of this presentation. Nayna undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in Nayna's expectations. The financial projections, which are forward looking statements, are qualified by, and subject to, the assumptions set forth in this Presentation. If Nayna fails to achieve the assumptions underlying the projections, the projections would be materially adversely affected.

For further information please refer to Nayna's filings with the Securities and Exchange Commission (SEC), including, but not limited to, its current report on Form 8-K filed with the SEC on April 8, 2005, as amended, its annual report on Form 10-K and its quarterly reports on Form 10-Q, all of which may be obtained through the SEC's website at: http://www.sec.gov/ or by contacting Nayna's investor relations department.

Copyright

Company Overview

Broadband Access Network Solutions

- Intellectual Property Developed In House
- Carrier-Grade / Broadband Access Platform
- In Production Today – Trials Underway

ExpressSTREAM Family of Products Includes

- XC12000
- XC4000
- XG-100

→ Voice / Data / Video → **Triple Play Solution**

Key Facts

Symbol	NAYN (OTC BB)
Corporate Headquarters	San Jose, CA
Stock Price (8/8/05) and 52-Week Range	$0.85 / $0.30 to $2.50
Basic/Fully Diluted Shares outstanding	35,802,504 / 40,856,154
Current Float	3,552,557
Market Cap (8/08/05)	$34,727,731
Volume (daily 90-day average)	8,129
Insider Ownership Shares	26% of fully diluted*
Institutional Ownership Shares	39% of fully diluted
Full-time Employees	24
Fiscal Year	December 31st
Accounting Firm	Naresh Arora, CPA, Inc.
Legal Firm	Hutchison & Mason, PLLC

* Includes Officers and directors

Company Events

Founded February 2000	
Three Rounds of Venture Capital	$51.75 Million Raised
Three Fully-Paid Lease Lines	$5.3M Financed
Xpeed Networks Acquisition	April 2003
EOLRing IP Asset Purchase	June 2003
Accordion Networks IP Asset Purchase	May 2004
ExpressSTREAM Announced	May 2004
Completed reverse merger	April 2005
Announced South Seas Acquisition	May 2005
Convertible Debt – Oct/04 to May/05	$2.5M @ $1.00 per share

Experienced Management Team*

Naveen S. Bisht
Founder, President and CEO
- Raised, as founder, over $70M for 2 companies (including over $50 million for Nayna)
- Founder & CEO of Ukiah, sold to Novell
- Acquired and integrated 3 companies with Nayna
- Founded and ran 2 self funded professional services companies
- Founder of successful seed venture fund
- 3 patents on security and bandwidth management for IP networks

Michael Meyer
Chief Financial Officer
- Integrated 2 acquisitions and managed 5 teams in three countries
- Improved GP from 0 to 30%
- Raised $8M in debt & equity
- Grew revenue from $3M to $20M
- Introduced 5 products into contract manufacturing

Dr. Raj Jain
Co-founder and Chief Technology Officer
- IEEE Fellow, ACM Fellow
- 14 patents
- Invented explicit congestion notification, an integral element of current TCP/IP structure
- Author of 4 books on networking and systems

Gautam Chanda
VP, Business Development
- Raised, as founder, over $200M for 2 companies
- Launched 3 product lines generating over $66M annually

Hari Hirani
VP, Engineering
- Developed product that generated over $500M in sales
- Developed products using international teams

Dominique Rodriguez
VP, Product Management
- Grew operations from $0 to $20M
- Created IEEE standard for Sun's SPARC CPU
- Developed product that generated over $10M annually
- Cultivated multi-million dollar encryption licenses

Jim Connor
Director of Marketing
- Successfully launched 3 generations of PON product
- Generated $60M/yr in product line sales
- Managed Strategic Accounts Over $10M
- Opened Latin America Sales Channels

*Unless specifically noted, represents management experience prior to joining Nayna.

Nayna Delivers Triple-Play Broadband


Communication at the Speed of Light
CATV
Satellite
Voice
Data
Radio
Internet
One Wire
Simultaneous Services
Voice
Data
CATV
Satellite

- Number of broadband subscribers passed 150 million worldwide .. an increase of 50% (51 million) since 2004 (Source: IMS Research, March 3, 2005)
- Internet traffic volume continues to grow at double-digit rates

  (Source:OFTA 2004/ofta_hongkong-internet-trafic-16062004.pdf)

Growth Drivers For Broadband


ENTERTAINMENT SERVICES OVER FIXED BROADBAND
2500
2000
1500
1000
500
0
€ million
Pay TV on broadband
Film on demand
Time-shift TV
Music clubs
Online games
Games download
2003
2004
2005
2006
2007
2008
Source: Analysys Research
www.totaltele.com

Residential subscribers demanding entertainment services!

Growth Drivers For Broadband


HOSTED IP TELEPHONY: REVENUE AND LINES FORECAST (EUROPE)
Revenue
Lines
Revenue (€ million)
1400
1200
1000
800
600
400
200
0
4000
3500
3000
2500
2000
1500
1000
500
0
Lines (000)
2003
2004
2005
2006
2007
2008
Source: Frost & Sullivan

Businesses deploying VoIP Services!

Who are the Competitors?

DSL	HFC (Cable)	PON[1]	EFM[2]
Alcatel	Scientific Atlanta	Hitachi/Salira	Nayna
Lucent	Motorola (GI)	Tellabs (AFC)	
Nortel	Harmonic	AllOptic (AO)	
Adtran	Alcatel	Motorola (QB)	

Nayna Advantages

- EFM = Total Solution (Point-to-Point + PON)
- From 1 Mbps to 1000 Mbps
- Point-to-Point or Multi-Point (PON) Layouts
- Wireless, copper and fiber solutions
- VoIP, Video, and Data Converged in a Single subscriber gateway
- Huge 32 Gbps throughput per box for lower $/bit
- Carrier-grade reliability / Extensive "Quality of Service" capabilities

[1]PON=Passive Optical Networks [2]EFM=Ethernet over First Mile

Access Alternatives for Triple Play Services


"DSL"
CKT Switch
Voice
DSLAM
TP Copper
ATM Switch
Data
1 Mbps
2 - 24 Mbps
2 - 24 Mbps
2 - 24 Mbps
HFC
Distribution Hub
CMTS
Router
Video
Fiber
Fiber Node
COAX Copper
PON
VoIP Switch
Ethernet Switch
OLT
1,000 Mbps
1,000 Mbps
Power split
1 to 100 Mbps
1 to 100 Mbps
1 to 100 Mbps
Fiber-to-the-Premises (~20 km)
P2P
Ethernet Core Switch
8 Gbps
Aggregation Switch
100 Mbps per sub
1-100 Mbps
1-100 Mbps
1-100 Mbps
Fiber-to-the-Premises (70 km)

EFM = PON + P2P

Nayna's Advantage Over PON Access Competitors

	Tellabs	Moto (QB)	AO	Hitachi/ Salira	Nayna
Ethernet First Mile (P2P + PON)	N	N	N	N	Y
Point to Point (P2P)	N	N	N	N	Y
PON	ATM	ATM	Y	Y	Y
IEEE standards compliant today	N	N	N	N	Y
UpLink	155	155	1000	1000	1000
DownLink	622	622	1000	1000	1000

All information is from public sources as of April 30, 2005

Comprehensive Product Offering

Carrier Class Chassis Products for COs & POPs & MDUs

- XC12000 
- XC4000 
- XR2000 

Manageable Carrier/Enterprise Class EFM Switches

- XE-1200 
- XE-1100 
- XH-1200 

Residential & Business Gateways & Access Points

- XG-1000 
- XG-100 
- XA-054
- XD-090



Speed	Applications
32 Gbps	Large Sites in a high density small package; High performance
16 Gbps	Instant POPs; Office towers, Apartment buildings
2 Gbps	MDU/MTU Applications; FTTP
1.2 Gbps	Business Parks; Cell Sites; Optical Nodes; Large Enterprises; Campus/MTU Networks
1.0 Gbps	Office Towers
100 Mbps	Small/Med Business; Cyber Apartments/Hotels
54 Mbps	FTTHome with streaming video capacity
15 Mbps	Wireless Hotspots

Nayna's Subscriber Side Product Offering ExpressSTREAM XG-100


PON Uplink port
SFP uplink port
Copper Uplink Port
Model# P210-521-000
Model# B201-520-000
Model # B200-600-000
Model # P210-521-000M/G
Integrated 75 ohm RF CATV and Satellite
5xBASE-T
2xPOTS

- Integrated VoIP
- Fiber or copper WAN pluggable connections
- RF & IP Interfaces
- Standards-based design with on-board prioritizing switch
- Residential ergonomics

Nayna's Headend Product Offering XC12000 & XC4000





- Low initial investment with modular growth
- PON & Point-to-Point Interfaces
- Multiple Quality of Service levels
- Intelligent multicasting and narrowcasting

2004 World Wide Telecom Equipment Spending By Region


Misc.
10%
Western
Europe
20%
North America
50%
Asia Pacific
20%

Asia Pacific & Eastern Europe are fastest growing regions

(growth source: Point Topic 2005)

(Regional Data Source: IDC Newletters: IDC Pulde 2/03/2004 Telecom Spending Gather Momentum as Telecom Services Revenue Surpasses $1 Trillion This Year)

2005 Asia / Pacific $122.5 Billion Equipment Market


Public Network
17%
Broadband Access
13%
Enterprise
70%

Broadband Access to grow from $24.5B to $58.8B in 2008!

Public Network EQ to grow from $23.5B to $33B in 2008!

(Source: http://www.telecommagazine.com/newsglobe/article.asp?Id=AR_848)

Growth in Emerging Markets - India


India Broadband Growth
# of Subscribers ('000)
25,000
20,000
15,000
10,000
5,000
0
3,000
9,000
20,000
2005
2006
2007
Year

About 3 Million broadband lines today … expected to grow to 20 Million in Two Years! *(Source: Govt. of India, Dept. of Telecommunications, 2004)*

Emerging Markets Opportunities

Telecommunications Industry Associations's (TIA) President
Matthew Flanigan

"Over half our membership is selling half its products internationally today. You can't afford not to be a strong and solid player in the Asian market."

Nayna's Strategic Advantages

Management Team Has Strong International Experience

Products Work Well Domestically and Internationally

Products Are International Standards Compliant

Already Have Successful Public Deployment in Far East

Sales & Marketing Strategy

- Directly Seed Multiple Global Locations
- Focus on High Growth Emerging Markets (India/Far East)
- Leverage Global Partners' Sales Resources
- Pursue Synergistic Acquisitions For One-Stop-Shop Approach
- Capitalize on Cross Selling Opportunities With Acquired Companies

Nayna's 2005 Accomplishments

✓Begin Customer Evaluation in Far East

✓South Seas Data Acquisition Announced

✓Nayna named Preferred provider by Crystal-Clear.TV

✓Nayna Rescon Merger Successfully Completed

✓Paying Public Service Turned On in Far East

✓*Projected Close South Seas Data Acquisition*


January
February
March
April
May
June
July
August
September
October
November
December

✓Introduced WiFi Access Points

✓Stock Symbol Changed to NAYN

✓Three Industry Execs to Board

✓Passed Far East Customer Bench Mark Testing

✓Projected Close Acquisition #2

Strategic Growth Roadmap


Phase III
2006
Broadband Access
Network Services
Strong
Organic
Growth
Phase II B
Q4 2005
Broadband Access
Network Services
Acquire
South Seas Data
And
2nd company
Projected $7M PIPE Financing
Phase II A
Q3 2005
Broadband Access
Network Services
Nayna
Commence
Revenue
Phase I
Q1/Q2 2005
Broadband
Access
Merge with public shell
Launch Product
Phase 0
2004
Broadband
Access
Core Product Development

Delivers Next Generation Network Solutions

Projected Financials (000's)

Income Statement Consolidated	Hist FY 04 Total	Proj Q3 05	Proj Q4 05	Proj FY 05 Total	Proj FY 06 Total
Revenue		100	5,862	**6,108**	**29,200**
COGS		70	3,932	**4,102**	**18,314**
Gross Profit	**0**	30	1,930	**2,006**	**10,886**
GP%				***33%***	***37%***
SG&A	**5,051**	830	2,168	**5,349**	**10,030**
Income from Operations	**(5,051)**	(800)	(238)	**(3,343)**	**856**
Other (Income)/Expense	**47**	15	57	**253**	**246**
Net Income	**(5,098)**	**(815)**	**(295)**	**(3,596)**	**610**

Financial Assumptions

2005

- $7M PIPE closed in Q3
- South Seas Data acquisition completed in Q4
  - $10M annual revenue (projected)
- 2nd acquisition completed in Q4
  - $6M annual revenue (projected)
- Nayna revenue commencement

2006

- Strong organic growth due to major marketing push
- Cost reduction initiatives completed

Summary

MARKET OPPORTUNITY

Multi-Billion Global Opportunity

STRATEGIC PARTNERS

Global Sales Channels

PRODUCT INNOVATION

Competitive Differentiation: P2P+PON, QoS, VoIP, Security, FTTN-FTTP Evolution, TDM

MANAGEMENT & LEADERSHIP STRENGTH

Average of 20 Years of Industry Experience